                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               December 16, 1999
                                Date of Report
                       (Date of earliest event reported)

                                INFOSPACE, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

            0-25131                                 91-1718107
     (Commission File No.)             (IRS Employer Identification Number)

                       601 108th Avenue N.E., Suite 1200
                          Bellevue, Washington 98004
                   (Address of Principal Executive Offices)

                                 425-201-6100
             (Registrant's Telephone Number, Including Area Code)

     On December 16, 1999 InfoSpace, Inc. (formerly InfoSpace.com, Inc.), a Delaware corporation, completed its acquisition of eComLive.com, Inc., a Delaware corporation ("eComLive"). This transaction was initially reported on a Current Report on Form 8-K dated December 16, 1999, filed December 29, 1999 (the "Original 8-K"). The Original 8-K was amended by a Form 8-K/A filed on February 29, 2000. This Amendment is being filed to amend Exhibit 23.1 thereto in its entirety.

Item 7.    Financial Statements and Exhibits
-------    ---------------------------------

     (c)  Exhibits.

          2.1* Agreement and Plan of Reorganization, dated as of November 19 1999, by and between the Registrant and eComLive.

          20.1** Financial Statements of eComLive for the period from July 14, 1999 (inception) to December 16, 1999.

          20.2** Unaudited Pro Forma Combined Consolidated Statement of Operations of Registrant and eComLive for the year ended December 31, 1999.

          23.1     Consent of Deloitte & Touche LLP, Independent Auditors.

------------------

* Previously filed as an Exhibit to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 1999.

** Previously filed with the Registrant's Current Report on Form 8-K/A filed with the Securities and Exchange Commission on February 29, 2000.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 7, 2000                     InfoSpace, Inc.

                                        By: /s/ Tammy D. Halstead
                                            ---------------------------------
                                            Tammy D. Halstead
                                            Senior Vice President and
                                             Chief Accounting Officer

                               INDEX TO EXHIBITS


Exhibit
 Number      Description
-------      ---------------

2.1* Agreement and Plan of Reorganization, dated as of November 19, 1999, by and between the Registrant and eComLive.

20.1** Financial Statements of eComLive for the period from July 14, 1999 (inception) to December 16, 1999.

20.2** Unaudited Pro Forma Combined Consolidated Statement of Operations of Registrant and eComLive for the year ended December 31, 1999.

23.1         Consent of Deloitte & Touche LLP, Independent Auditors.

------------------

* Previously filed as an exhibit to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 1999.

** Previously filed with the Registrant's Current Report on Form 8-K/A filed with the Securities and Exchange Commission on February 29, 2000.